Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report Third-Quarter 2014 Results

(Houston — November 5, 2014) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported third-quarter 2014 results, with PAA’s results exceeding the midpoint of its quarterly guidance range by approximately 10%.

Plains All American Pipeline, L.P.

Summary Financial Information (1) (unaudited)

(in millions, except per unit data)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2014	2013	Change	2014	2013	Change
Net income attributable to PAA	$323	$231	40%	$994	$1,052	-6%

Diluted net income per limited partner unit	$0.52	$0.38	37%	$1.70	$2.22	-23%

EBITDA	$526	$411	28%	$1,625	$1,642	-1%

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2014	2013	Change	2014	2013	Change
Adjusted net income attributable to PAA	$325	$284	14%	$985	$1,096	-10%

Diluted adjusted net income per limited partner unit	$0.53	$0.53	0%	$1.68	$2.35	-29%

Adjusted EBITDA	$527	$480	10%	$1,606	$1,697	-5%

Distribution per unit declared for the period	$0.6600	$0.6000	10.0%

(1)                                     PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results.  See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable GAAP measures.

“PAA delivered strong third-quarter results,” stated Greg L. Armstrong, Chairman and CEO of Plains All American.  “Solid execution in all three segments combined with certain timing shifts between the third and fourth quarter periods resulted in across-the-board over-performance relative to the midpoint of our guidance range.”

We remain on track to achieve each of our 2014 goals.  PAA and PAGP achieved their respective distribution growth objectives of 10% and 25% for 2014.  PAA’s quarterly distribution of $0.66 per unit to be paid next week represents a 10% increase over the distribution paid in November 2013, and PAGP’s quarterly distribution of $0.19075 per share represents a 28% increase over the initial quarterly distribution included in its October 2013 IPO prospectus.”

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Armstrong noted that despite PAA’s strong performance relative to its third quarter guidance, PAA maintained its full year guidance for adjusted EBITDA of $2.175 billion, taking into account both inter-quarter timing adjustments and inherent uncertainty associated with the commodity price environment.

“PAA also provided preliminary adjusted EBITDA guidance for 2015 of $2.35 to $2.5 billion.  We believe our preliminary 2015 guidance range reflects a cautious and prudent approach that acknowledges uncertainties associated with the recent decreases in oil prices and related differentials as well as the potential drilling reductions by producers in various crude oil resource plays.  At the $2.425 billion midpoint of this preliminary guidance range, adjusted EBITDA is forecasted to increase approximately 11% year-over-year.  Absent acquisitions, we are targeting to grow PAA’s distribution by approximately 7% to 10% over 2014, while achieving coverage in line with our minimum target range.  PAGP’s corresponding distribution growth target is approximately 21%.”

Armstrong added, “PAA is well positioned for recent developments as our existing asset base and capital program are focused primarily on the core shale basins and key market areas and we ended the quarter with a strong balance sheet, our credit metrics compare favorably to our stated target metrics and we have approximately $2.5 billion in committed liquidity.”

The following table summarizes selected PAA financial information by segment for the third quarter and first nine months of 2014:

Summary of Selected Financial Data by Segment (1) (unaudited)

(in millions)

	Three Months Ended			Three Months Ended
	September 30, 2014			September 30, 2013
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$231	$147	$152	$198	$146	$64

Selected items impacting the comparability of segment profit (2)	6	2	(11)	7	4	60

Adjusted segment profit	$237	$149	$141	$205	$150	$124

Percentage change in adjusted segment profit versus 2013 period	16%	-1%	14%

	Nine Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2013
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$658	$435	$534	$522	$445	$673

Selected items impacting the comparability of segment profit (2)	22	11	(55)	25	14	12

Adjusted segment profit	$680	$446	$479	$547	$459	$685

Percentage change in adjusted segment profit versus 2013 period	24%	-3%	-30%

(1)                                     PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods.

(2)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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Third-quarter 2014 Transportation adjusted segment profit increased 16% versus comparable 2013 results. This increase was primarily driven by higher crude oil pipeline volumes associated with the continued increase in crude oil production and our related, recently completed organic growth projects, partially offset by the sale of our refined products pipelines in 2013.

Third-quarter 2014 Facilities adjusted segment profit decreased 1% over comparable 2013 results.  This decrease was primarily due to the impact of recontracting capacity originally contracted at higher rates within our natural gas storage operations.  This impact was partially offset by increased profitability from our NGL storage and fractionation activities.

Third-quarter 2014 Supply and Logistics adjusted segment profit increased by approximately 14% relative to comparable 2013 results. This increase was primarily related to more favorable crude oil market conditions during the third quarter of 2014 and growth in crude oil lease gathering volumes.  These impacts were partially offset by less favorable NGL market conditions in the third quarter of 2014 compared to the same 2013 period.

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

Summary Financial Information

	Q3 2014	Q2 2014	Distribution provided in IPO prospectus
Distribution per share declared for the period	$0.19075	$0.18340	$0.14904
Q3 2014 distribution percentage growth over previous benchmarks		4.0%	28.0%

Conference Call

PAA and PAGP will hold a conference call on November 6, 2014 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the fourth quarter and full year of 2014 and preliminary guidance for 2015.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. EST on Thursday, November 6, 2014 to discuss the following items:

1.              PAA’s third-quarter 2014 performance;

2.              The status of major expansion projects;

3.              Capitalization and liquidity;

4.              Financial and operating guidance for the fourth quarter and full year of 2014;

5.              Preliminary 2015 adjusted EBITDA, implied DCF, 2015 distribution growth targets and growth capital investment guidance; and

6.              PAA’s and PAGP’s outlook for the future.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

Conference Call Access Instructions

To access the Internet webcast of the conference call, please go to www.plainsallamerican.com, choose “Investor Relations,” and then choose “Events and Presentations.”  Following the live webcast, the call will be archived for a period of sixty (60) days on the website.

Alternatively, access to the live conference call is available by dialing toll free (800) 230-1776. International callers should dial (612) 234-9960.  No password is required.  The slide presentation accompanying the conference call will be available a few minutes prior to the call under the “Events and Presentations” tab of the PAA and PAGP Investor Relations sections of the above referenced website.

Telephonic Replay Instructions

To listen to a telephonic replay of the conference call, please dial (800) 475-6701, or (320) 365-3844 for international callers, and enter replay access code 334663.  The replay will be available beginning Thursday, November 6, 2014, at approximately 1:00 p.m. EST and will continue until 11:59 p.m. EST on December 6, 2014.

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures that are known as “non-GAAP financial measures” (such as adjusted EBITDA and implied distributable cash flow) in its evaluation of past performance and prospects for the future. Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) provide additional information about our core operating performance and ability to generate and distribute cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) present measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), (iii) items that are not indicative of our core operating results and business outlook and/or (iv) other items that we believe should be excluded in understanding our core operating performance. We have defined all such items as “selected items impacting comparability.”  We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Although we present selected items that we consider in evaluating our performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions, acquisitions and numerous other factors. These types of variations are not separately identified in this release, but will be discussed, as applicable, in management’s discussion and analysis of operating results in our Quarterly Report on Form 10-Q.

Adjusted EBITDA and other non-GAAP financial measures are reconciled to the most comparable GAAP measures for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our consolidated financial statements and notes thereto. In addition, PAA maintains on its website (www.plainsallamerican.com) a reconciliation of adjusted EBITDA and certain commonly used non-GAAP financial information to the most comparable GAAP measures. To access the information, investors should click on “Plains All American Pipeline, L.P.” under the “Investor Relations” link on the home page, select the “Guidance & Non-GAAP Reconciliations” link and navigate to the “Non-GAAP Reconciliations” tab.

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Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from results anticipated in the forward-looking statements. These risks and uncertainties include, among other things, failure to implement or capitalize, or delays in implementing or capitalizing, on planned internal growth projects; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; declines in the volume of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our facilities, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves or other factors; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; tightened capital markets or other factors that increase our cost of capital or limit our access to capital; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; the currency exchange rate of the Canadian dollar; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; shortages or cost increases of supplies, materials or labor; the effectiveness of our risk management activities; our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements, and related interpretations; non-utilization of our assets and facilities; the effects of competition; increased costs or lack of availability of insurance; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our facilities, including our ability to satisfy our contractual obligations to our customers at our facilities; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids discussed in the Partnerships’ filings with the Securities and Exchange Commission.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 3.9 million barrels per day of crude oil and NGL on its pipelines. PAA is headquartered in Houston, Texas.

Plains GP Holdings is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

REVENUES	$11,127	$10,703	$34,005	$31,617

COSTS AND EXPENSES
Purchases and related costs	10,166	9,909	31,116	28,733
Field operating costs	382	326	1,078	1,010
General and administrative expenses	78	79	257	276
Depreciation and amortization	97	93	293	265
Total costs and expenses	10,723	10,407	32,744	30,284

OPERATING INCOME	404	296	1,261	1,333

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	29	19	73	42
Interest expense, net	(85)	(72)	(246)	(224)
Other income/(expense), net	(4)	3	(2)	2

INCOME BEFORE TAX	344	246	1,086	1,153
Current income tax expense	(10)	(17)	(62)	(69)
Deferred income tax benefit/(expense)	(10)	8	(28)	(10)

NET INCOME	324	237	996	1,074
Net income attributable to noncontrolling interests	(1)	(6)	(2)	(22)
NET INCOME ATTRIBUTABLE TO PAA	$323	$231	$994	$1,052

NET INCOME ATTRIBUTABLE TO PAA:
LIMITED PARTNERS	$195	$133	$630	$764
GENERAL PARTNER	$128	$98	$364	$288

BASIC NET INCOME PER LIMITED PARTNER UNIT	$0.52	$0.38	$1.71	$2.23

DILUTED NET INCOME PER LIMITED PARTNER UNIT	$0.52	$0.38	$1.70	$2.22

BASIC WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING	370	343	365	340

DILUTED WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING	371	345	367	342

ADJUSTED RESULTS
(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

ADJUSTED NET INCOME ATTRIBUTABLE TO PAA	$325	$284	$985	$1,096

DILUTED ADJUSTED NET INCOME PER LIMITED PARTNER UNIT	$0.53	$0.53	$1.68	$2.35

ADJUSTED EBITDA	$527	$480	$1,606	$1,697

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	September 30,	December 31,
	2014	2013
ASSETS
Current assets	$5,160	$4,964
Property and equipment, net	11,965	10,819
Goodwill	2,481	2,503
Linefill and base gas	903	798
Long-term inventory	270	251
Investments in unconsolidated entities	582	485
Other, net	476	540
Total assets	$21,837	$20,360

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$5,568	$5,411
Senior notes, net of unamortized discount	7,609	6,710
Long-term debt under credit facilities and other	4	5
Other long-term liabilities and deferred credits	526	531
Total liabilities	13,707	12,657

Partners’ capital excluding noncontrolling interests	8,071	7,644
Noncontrolling interests	59	59
Total partners’ capital	8,130	7,703
Total liabilities and partners’ capital	$21,837	$20,360

DEBT CAPITALIZATION RATIOS
(in millions)

	September 30,	December 31,
	2014	2013
Short-term debt	$976	$1,113
Long-term debt	7,613	6,715
Total debt	$8,589	$7,828

Long-term debt	$7,613	$6,715
Partners’ capital	8,130	7,703
Total book capitalization	$15,743	$14,418
Total book capitalization, including short-term debt	$16,719	$15,531

Long-term debt-to-total book capitalization	48%	47%
Total debt-to-total book capitalization, including short-term debt	51%	50%

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	September 30, 2014			September 30, 2013
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$424	$281	$10,793	$378	$280	$10,386
Purchases and related costs (1)	(38)	(9)	(10,488)	(35)	(23)	(10,189)
Field operating costs (1) (2)	(153)	(104)	(122)	(131)	(92)	(103)
Equity-indexed compensation expense - operations	(4)	(1)	—	(3)	—	—
Segment general and administrative expenses (2) (3)	(20)	(16)	(25)	(25)	(15)	(25)
Equity-indexed compensation expense - general and administrative	(7)	(4)	(6)	(5)	(4)	(5)
Equity earnings in unconsolidated entities	29	—	—	19	—	—
Reported segment profit	$231	$147	$152	$198	$146	$64
Selected items impacting comparability of segment profit (4)	6	2	(11)	7	4	60
Adjusted segment profit	$237	$149	$141	$205	$150	$124

Maintenance capital	$35	$19	$2	$29	$6	$7

	Nine Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2013
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$1,222	$858	$33,021	$1,111	$983	$30,544
Purchases and related costs (1)	(116)	(47)	(32,041)	(109)	(196)	(29,439)
Field operating costs (1) (2)	(419)	(307)	(340)	(402)	(272)	(327)
Equity-indexed compensation expense - operations	(14)	(4)	(2)	(15)	(2)	(2)
Segment general and administrative expenses (2) (3)	(62)	(46)	(79)	(74)	(48)	(77)
Equity-indexed compensation expense - general and administrative	(26)	(19)	(25)	(31)	(20)	(26)
Equity earnings in unconsolidated entities	73	—	—	42	—	—
Reported segment profit	$658	$435	$534	$522	$445	$673
Selected items impacting comparability of segment profit (4)	22	11	(55)	25	14	12
Adjusted segment profit	$680	$446	$479	$547	$459	$685

Maintenance capital	$111	$34	$6	$84	$23	$17

(1)                                     Includes intersegment amounts.

(2)                                     Field operating costs and Segment general and administrative expenses exclude equity-indexed compensation expense, which is presented separately in the table above.

(3)                                     Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)                                     Certain non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Transportation activities (average daily volumes in thousands of barrels per day):
Tariff activities
Crude Oil Pipelines
All American	40	40	37	39
Bakken Area Systems	164	136	147	130
Basin / Mesa	743	731	734	712
Capline	178	147	142	153
Eagle Ford Area Systems	247	119	215	81
Line 63 / Line 2000	126	113	119	113
Manito	44	47	44	46
Mid-Continent Area Systems	346	256	340	277
Permian Basin Area Systems	776	593	765	540
Rainbow	104	128	111	125
Rangeland	61	54	65	59
Salt Lake City Area Systems	140	131	134	132
South Saskatchewan	62	56	61	50
White Cliffs	33	22	27	22
Other	831	738	747	737
NGL Pipelines
Co-Ed	57	56	56	55
Other	143	200	127	190
Refined Products Pipelines	—	54	—	88
Tariff activities total	4,095	3,621	3,871	3,549
Trucking	131	120	129	113
Transportation activities total	4,226	3,741	4,000	3,662

Facilities activities (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	95	94	95	94
Rail load / unload volumes (average volumes in thousands of barrels per day)	241	218	232	221
Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97	97	96
NGL fractionation (average volumes in thousands of barrels per day)	104	106	94	99
Facilities activities total (average monthly volumes in millions of barrels) (2)	121	120	121	120

Supply and Logistics activities (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	971	856	932	855
NGL sales	153	145	188	196
Waterborne cargos	—	4	—	5
Supply and Logistics activities total	1,124	1,005	1,120	1,056

(1)                                     Volumes associated with assets employed through acquisitions and internal growth projects represent total volumes (attributable to our interest) for the number of days or months we employed the assets divided by the number of days or months in the period.

(2)                                     Facilities total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Basic Net Income per Limited Partner Unit
Net income attributable to PAA	$323	$231	$994	$1,052
Less: General partner’s incentive distribution (1)	(124)	(95)	(351)	(272)
Less: General partner 2% ownership (1)	(4)	(3)	(13)	(16)
Net income available to limited partners	195	133	630	764
Less: Undistributed earnings allocated and distributions to participating securities (1)	(1)	(1)	(5)	(5)
Net income available to limited partners in accordance with application of the two-class method for MLPs	$194	$132	$625	$759

Basic weighted average limited partner units outstanding	370	343	365	340

Basic net income per limited partner unit	$0.52	$0.38	$1.71	$2.23

Diluted Net Income per Limited Partner Unit
Net income attributable to PAA	$323	$231	$994	$1,052
Less: General partner’s incentive distribution (1)	(124)	(95)	(351)	(272)
Less: General partner 2% ownership (1)	(4)	(3)	(13)	(16)
Net income available to limited partners	195	133	630	764
Less: Undistributed earnings allocated and distributions to participating securities (1)	(1)	(1)	(5)	(4)
Net income available to limited partners in accordance with application of the two-class method for MLPs	$194	$132	$625	$760

Basic weighted average limited partner units outstanding	370	343	365	340
Effect of dilutive securities: Weighted average LTIP units (2)	1	2	2	2
Diluted weighted average limited partner units outstanding	371	345	367	342

Diluted net income per limited partner unit	$0.52	$0.38	$1.70	$2.22

(1)                                     We calculate net income available to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

(2)                                     Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Selected Items Impacting Comparability - Income/(Loss) (1):
Gains/(losses) from derivative activities net of inventory valuation adjustments (2)	$27	$(59)	$77	$(9)
Equity-indexed compensation expense (3)	(12)	(12)	(48)	(51)
Net gain/(loss) on foreign currency revaluation	(16)	2	(10)	5
Tax effect on selected items impacting comparability	(1)	15	(10)	8
Other (4)	—	1	—	3
Selected items impacting comparability of net income attributable to PAA	$(2)	$(53)	$9	$(44)

Impact to basic net income per limited partner unit	$(0.01)	$(0.16)	$0.02	$(0.13)
Impact to diluted net income per limited partner unit	$(0.01)	$(0.15)	$0.02	$(0.13)

(1)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)                                     Includes mark-to-market gains and losses resulting from derivative instruments that are related to underlying activities in future periods or the reversal of mark-to-market gains and losses from the prior period, net of inventory valuation adjustments, as applicable.

(3)                                     Equity-indexed compensation expense above excludes the portion of equity-indexed compensation expense represented by grants under LTIP that, pursuant to the terms of the grant, will be settled in cash only and have no impact on diluted units.

(4)                                     Includes other immaterial selected items impacting comparability, as well as the noncontrolling interests’ portion of selected items.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED EARNINGS PER LIMITED PARTNER UNIT

(in millions, except per unit data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Basic Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$323	$231	$994	$1,052
Selected items impacting comparability of net income attributable to PAA (1)	2	53	(9)	44
Adjusted net income attributable to PAA	325	284	985	1,096
Less: General partner’s incentive distribution (2)	(124)	(95)	(351)	(272)
Less: General partner 2% ownership (2)	(4)	(4)	(12)	(16)
Adjusted net income available to limited partners	197	185	622	808
Less: Undistributed earnings allocated and distributions to participating securities (2)	(1)	(1)	(5)	(6)
Adjusted limited partners’ net income	$196	$184	$617	$802

Basic weighted average limited partner units outstanding	370	343	365	340

Basic adjusted net income per limited partner unit	$0.53	$0.54	$1.69	$2.36

Diluted Adjusted Net Income per Limited Partner Unit
Net income attributable to PAA	$323	$231	$994	$1,052
Selected items impacting comparability of net income attributable to PAA (1)	2	53	(9)	44
Adjusted net income attributable to PAA	325	284	985	1,096
Less: General partner’s incentive distribution (2)	(124)	(95)	(351)	(272)
Less: General partner 2% ownership (2)	(4)	(4)	(12)	(16)
Adjusted net income available to limited partners	197	185	622	808
Less: Undistributed earnings allocated and distributions to participating securities (2)	(1)	(1)	(5)	(5)
Adjusted limited partners’ net income	$196	$184	$617	$803

Diluted weighted average limited partner units outstanding	371	345	367	342

Diluted adjusted net income per limited partner unit	$0.53	$0.53	$1.68	$2.35

(1)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)                                     We calculate adjusted net income available to limited partners based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, limited partners and participating securities in accordance with the contractual terms of the partnership agreement and as further prescribed under the two-class method.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) Reconciliations
Net Income	$324	$237	$996	$1,074
Add: Interest expense, net	85	72	246	224
Add: Income tax expense	20	9	90	79
Add: Depreciation and amortization	97	93	293	265
EBITDA	$526	$411	$1,625	$1,642
Selected items impacting comparability of EBITDA (1)	1	69	(19)	55
Adjusted EBITDA	$527	$480	$1,606	$1,697

(1)                                     Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Adjusted EBITDA to Implied Distributable Cash Flow (“DCF”)
Adjusted EBITDA	$527	$480	$1,606	$1,697
Interest expense, net	(85)	(72)	(246)	(224)
Maintenance capital	(56)	(42)	(151)	(124)
Current income tax expense	(10)	(17)	(62)	(69)
Equity earnings in unconsolidated entities, net of distributions	(6)	(6)	1	(7)
Distributions to noncontrolling interests (1)	(1)	(13)	(3)	(38)
Implied DCF	$369	$330	$1,145	$1,235

(1)                   Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Cash Flow from Operating Activities Reconciliation
EBITDA	$526	$411	$1,625	$1,642
Current income tax expense	(10)	(17)	(62)	(69)
Interest expense, net	(85)	(72)	(246)	(224)
Net change in assets and liabilities, net of acquisitions	(138)	(82)	(129)	149
Other items to reconcile to cash flows from operating activities:
Equity-indexed compensation expense	22	17	90	96
Net cash provided by operating activities	$315	$257	$1,278	$1,594

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
	PAA	Consolidating Adjustments (1)	PAGP	PAA	Consolidating Adjustments (1)	PAGP

REVENUES	$11,127	$—	$11,127	$34,005	$—	$34,005

COSTS AND EXPENSES
Purchases and related costs	10,166	—	10,166	31,116	—	31,116
Field operating costs	382	—	382	1,078	—	1,078
General and administrative expenses	78	1	79	257	3	260
Depreciation and amortization	97	—	97	293	1	294
Total costs and expenses	10,723	1	10,724	32,744	4	32,748

OPERATING INCOME	404	(1)	403	1,261	(4)	1,257

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	29	—	29	73	—	73
Interest expense, net	(85)	(3)	(88)	(246)	(8)	(254)
Other expense, net	(4)	—	(4)	(2)	—	(2)

INCOME BEFORE TAX	344	(4)	340	1,086	(12)	1,074
Current income tax expense	(10)	—	(10)	(62)	—	(62)
Deferred income tax expense	(10)	(9)	(19)	(28)	(26)	(54)

NET INCOME	324	(13)	311	996	(38)	958
Net income attributable to noncontrolling interests	(1)	(294)	(295)	(2)	(911)	(913)
NET INCOME ATTRIBUTABLE TO PAGP	$323	$(307)	$16	$994	$(949)	$45

BASIC AND DILUTED NET INCOME PER CLASS A SHARE			$0.12			$0.33

BASIC AND DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			136			136

(1)                                     Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	September 30, 2014
	PAA	Consolidating Adjustments (1)	PAGP
ASSETS
Current assets	$5,160	$1	$5,161
Property and equipment, net	11,965	21	11,986
Goodwill	2,481	—	2,481
Linefill and base gas	903	—	903
Long-term inventory	270	—	270
Investments in unconsolidated entities	582	—	582
Other, net	476	1,067	1,543
Total assets	$21,837	$1,089	$22,926

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$5,568	$1	$5,569
Senior notes, net of unamortized discount	7,609	—	7,609
Long-term debt under credit facilities and other	4	531	535
Other long-term liabilities and deferred credits	526	—	526
Total liabilities	13,707	532	14,239

Partners’ capital excluding noncontrolling interests	8,071	(7,034)	1,037
Noncontrolling interests	59	7,591	7,650
Total partners’ capital	8,130	557	8,687
Total liabilities and partners’ capital	$21,837	$1,089	$22,926

(1)                                     Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

DISTRIBUTION SUMMARY (unaudited)

Q3 2014 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q3 2014 (1)
PAA Distribution/LP Unit	$0.6600
GP Distribution/LP Unit	$0.3463
Total Distribution/LP Unit	$1.0063

PAA LP Units Outstanding at 10/31/14	372

Gross GP Distribution	$134
Less: IDR Reduction	(6)
Net Distribution from PAA to AAP	$129
Less: Debt Service	(2)
Less: G&A Expense	(1)
Less: Other	(1)
Cash Available for Distribution by AAP	$125

Distributions to AAP Partners
Direct AAP Owners & AAP Management (79.1% economic interest)	$99
PAGP (20.9% economic interest)	26
Total distributions to AAP Partners	$125

Distribution to PAGP Investors	$26
PAGP Class A Shares Outstanding at 10/31/14	136
PAGP Distribution/Class A Share	$0.19075

(1)                                     Amounts may not recalculate due to rounding.

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333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014
Basic and Diluted Net Income per Class A Share
Net income attributable to PAGP	$16	$45
Basic and diluted weighted average Class A shares outstanding	136	136

Basic and diluted net income per Class A share	$0.12	$0.33

Contacts:

Ryan Smith	Al Swanson

Director, Investor Relations	Executive Vice President, CFO

(866) 809-1291	(800) 564-3036

###

333 Clay Street, Suite 1600          Houston, Texas 77002          (713) 646-4100 / (866) 809-1291